                                 Exhibit 10.1
                                   AGREEMENT

    This Agreement is made this  30th  day of January, 1997, by and between THT,
                                ------
Inc., a Delaware corporation,; AJH Corp., a Delaware corporation; Jackburn Mfg., Inc., a Pennsylvania corporation, PH II, Inc., a Delaware corporation, THT Holdings, Inc., a Delaware corporation and Jackburn Corporation (formerly Jackburn Acquisition Corporation), a Delaware corporation, on the one hand, and
A. B. Jackson, Virginia S. Jackson, David S. Hayes, Aaron J. Hayes, Jr., Aaron
J. Hayes, III, Martha S. Hayes, Mark S. Hayes and Donald C. Buseck (collectively, the "Selling Shareholders"), and Donald C. Buseck (as "Shareholders' Representative"), on the other hand.

                             W I T N E S S E T H :

    WHEREAS, on September 28, 1990, Jackburn Acquisition Corporation (now known as "Jackburn Corporation") and THT, Inc. ("THT") entered into a Stock Purchase Agreement, which is incorporated by reference, with the shareholders of Jackburn Mfg., Inc. ("JMI"), pursuant to which Jackburn Corporation bought all of the shares of JMI;

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

    WHEREAS, Jackburn, THT and THT Holdings, Inc. started suit against the Selling Shareholders in the United States District Court for the Western District of Pennsylvania at Civil Action No. 91-1090 (the "THT Action");

    WHEREAS, PH II, Inc. ("PH II") had made a loan to THT Holdings, Inc. that enabled Jackburn to consummate the purchase of JMI, which was evidenced by a Note (the "PH II Note");

    WHEREAS, THT Holdings, Inc. did not make the required payments under the PH II Note;

    WHEREAS, PH II instituted suit against the Selling Shareholders in the United States District Court for the Western District of Pennsylvania at Civil Action No. 91-249E (the "PH II Action");

    WHEREAS, on May 15, 1992, the parties entered into a Settlement Agreement, a copy of which is attached to this Agreement, as a result of which the THT action and the PH II Action were dismissed and the Stock Purchase Agreement was modified in certain respects;

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

    WHEREAS, A. B. Jackson was the Shareholder Representative under Article 3.6 of the Stock Purchase Agreement and Donald C. Buseck became the Shareholder Representative under Paragraph 12 of the Settlement Agreement and continues in that capacity as of the date of this Agreement;

    WHEREAS, Paragraph 10 of the Settlement Agreement provided for the Selling Shareholders to receive an annual earnout of Excess Cash Flow of JMI (as defined in Paragraph 11 of the Settlement Agreement) in each of the six fiscal years commencing October 1, 1992 and ending September 30, 1998; and

    WHEREAS, as a result of certain recent events, and in order to avoid further litigation, the parties desire to terminate their relationship on the terms set forth below.

    NOW, THEREFORE, each of them intending to be legally bound by this Agreement, the parties agree as follows:

    1. THT or JMI will make a lump sum payment of $900,000 (Nine Hundred Thousand Dollars) to the Shareholders' Representative within 10 days of the execution of this Agreement. This sum represents satisfaction in full on the Mortgage Note in the amount

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

of $604,000 (Six Hundred Four Thousand Dollars). The balance represents a sum being paid in lieu of any continuing obligation to make payments of Excess Cash Flow for fiscal years ending September 30, 1997 and September 30, 1998.

    2. In addition to and concurrent with the lump sum payment referred to in Paragraph 1 above, THT or JMI will remit a payment representing any interest due on the Mortgage Note from January 1, 1997 until the date of payment of the lump sum.

    3. Upon the payments referred to in Paragraphs 1 and 2 above, the Selling Shareholders will not be entitled to receive any further payments on account of the Stock Purchase Agreement, the Settlement Agreement, or this Agreement including but not limited to any payments of Excess Cash Flow for fiscal years ending September 30, 1997 and September 30, 1998 or any payments pursuant to the Mortgage Note that is attached as Exhibit "C" to the Stock Purchase Agreement.

    4. Donald C. Buseck shall act as the Shareholders' Representative for all matters relating to this Agreement. If Mr. Buseck is hereafter unable or unwilling to so serve, a successor Shareholders' Representative who is a shareholder in the law firm of Quinn, Buseck, Leemhuis, Toohey & Kroto, Inc., shall be appointed by the executive committee of such law firm.

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

    5. To the extent this Agreement modifies the Stock Purchase Agreement dated September 28, 1990, this Agreement shall constitute an amendment pursuant to
Article 6.10 of the Stock Purchase Agreement. In the event of a conflict between this Agreement and the Stock Purchase Agreement, the provisions of this Agreement shall govern.

    6. To the extent this Agreement modifies the Settlement Agreement dated May 15, 1992, this Agreement shall constitute an amendment pursuant to Paragraph 30 of the Settlement Agreement. In the event of a conflict between this Agreement and the Settlement Agreement, the provisions of this Agreement shall govern.

    7. The parties do not intend this Agreement to affect in any way any restrictive covenants entered into by former JMI employees.

    8. In the event that the cooperation of the Selling Shareholders is required to carry out the terms and conditions of this Agreement, they agree to all reasonable requests of THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and/or Jackburn Corporation. Without limiting the generality of the foregoing and by way of example only, the Selling Shareholders agree that, upon receipt of the payments referred to in Paragraphs 1 and 2 above, they will promptly sign any papers necessary to release the lien of the Mortgage Note.

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

    9. The Selling Shareholders and Shareholders' Representative, for themselves and each of their respective heirs, successors, representatives and assigns, hereby release and discharge THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and Jackburn Corporation, and each of their respective past and present shareholders, directors, officers, employees, agents, attorneys, accountants, parents, subsidiaries, affiliates, predecessors, successors, representatives and assigns, from any and all claims, debts, liens, demands, liabilities, obligations, promises, agreements, costs, expenses, damages, and causes of action of any nature whatsoever, known or unknown, suspected or unsuspected, that each of them may have had, now have, or may in the future have against any of the others, for, upon or by reason of any cause existing before the date of this Agreement.

    10. Except as expressly reserved in Paragraph 11, THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and Jackburn Corporation, for themselves and their respective past and present shareholders, directors, officers, employees, agents, attorneys, accountants, parents, subsidiaries, affiliates, predecessors, successors, representatives and assigns, hereby release and discharge the Selling Shareholders and Shareholders' Representative, and each of their respective heirs, successors, employees, agents, attorneys, accountants, representatives, and assigns, from any and all claims, debts, liens, demands, liabilities, obligations, promises, agreements, costs, expenses, damages, and causes of action of any nature whatsoever, known or unknown, suspected or unsuspected, that each of them may have had, now have, or may in the future have against any of the others, for, upon or by reason of any cause existing before the date of this Settlement Agreement.

    11. It is specifically understood and agreed that by entering into this Agreement that THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and Jackburn Corporation and any other person or entity within the scope of Paragraph 10 above do not intend to and do not release Mark Schwab and Brown, Schwab, Bergquist & Co. from any liability he or they may otherwise have to THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and Jackburn Corporation or any person or entity within the scope of Paragraph 10 above, as accountants for THT and its subsidiaries for fiscal years ending September 30, 1991 through September 30, 1996.

    12. Each of the Selling Shareholders and the Shareholders' Representative represents that he or she is entering into this Agreement freely and voluntarily, and has relied upon the advice of persons of his or her own choosing concerning the legal and income tax consequences of this Agreement or, alternatively, has deemed it

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

unnecessary to seek such advice prior to executing this Agreement. Each Selling Shareholder and Shareholders' Representative represents that he or she has read the terms of the Agreement and that the terms of the Agreement are fully understood and voluntarily accepted. Each Selling Shareholder represents and warrants that the person executing this Agreement on his or her behalf is authorized to sign this Agreement and to bind him or her to its terms.

    13. No covenants, agreements, representations or warranties of any kind have been made by any party hereto, except as expressly set forth herein. This Agreement constitutes the entire agreement among the parties relating to the subject matter hereof, and all prior discussions and negotiations with respect to the subject matter hereof have been and are merged and integrated into, and superseded by, this Agreement.

    14. This Agreement may not be altered, amended, modified, terminated or otherwise changed in any respect whatsoever except by a writing signed by all parties or their heirs and successors, who executed this Agreement.

    15. Except as specifically set forth in Paragraph 11 above, this Agreement shall be binding upon and inure to the benefit of THT, JMI, PH II, AJH Corp., THT Holdings, Inc. and Jackburn

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

Corporation and the Selling Shareholders and Shareholders' Representative and their respective agents, representatives, attorneys, accountants, employees, predecessors, successors, heirs, assigns, directors, officers, shareholders, executors, administrators, and any other persons who may in any fashion claim an interest in the subject matter hereof through any of the parties.

    16. This Agreement shall be construed and enforced under the substantive law of the Commonwealth of Pennsylvania.

    17. This Agreement may be signed in counterpart copies, each of which shall be deemed to be an original document, and all of which shall together be deemed to constitute a single document.

    IN WITNESS WHEREOF, the parties have executed and sealed this Agreement as of the first date above written.

================================================================================
ATTEST:                                THT INC.

/s/ Jeffrey B. Gaynor                  By: /s/Frederick A. Rossetti
------------------------                  ----------------------------

                                       Its:     President
                                           ---------------------------

--------------------------------------------------------------------------------
ATTEST:                                JACKBURN MFG., INC.

/s/ Jeffrey B. Gaynor                  By: /s/ Frederick A.  Rossetti
------------------------                  ----------------------------

                                       Its:      President
                                           ---------------------------
================================================================================


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

================================================================================
ATTEST:                                PH II, INC.

/s/ Frederick A. Rossetti              By: /s/ Paul K. Kelly
-------------------------                 ------------------------

                                       Its: President
                                           -----------------------
--------------------------------------------------------------------------------
ATTEST:                                AJH CORP.

/s/ Jeffrey B. Gaynor                  By: /s/ Frederick A. Rossetti
-------------------------                 ------------------------

                                       Its: President
                                           -----------------------
--------------------------------------------------------------------------------
ATTEST:                                THT HOLDINGS, INC.

/s/ Jeffrey B. Gaynor                  By: /s/ Frederick A. Rossetti
------------------------                  ------------------------

                                       Its: President
                                           -----------------------
--------------------------------------------------------------------------------
ATTEST:                                JACKBURN CORPORATION

/s/ Jeffrey B. Gaynor                  By: /s/ Frederick A. Rossetti
------------------------                  ------------------------

                                       Its: President
                                           -----------------------
================================================================================

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

================================================================================
WITNESS:                               A. B. JACKSON/1/

/s/                                    /s/ A. B. Jackson
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               VIRGINIA S. JACKSON/1/

/s/                                    /s/ Virginia S. Jackson
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               DAVID S. HAYES/2/

/s/                                    /s/ David S. Hayes
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               AARON J. HAYES, JR./3/

/s/                                    /s/ Aaron J. Hayes, Jr.
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               AARON J. HAYES, III/4/

/s/                                    /s/ Aaron J. Hayes, III
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               MARTHA S. HAYES/4/

/s/                                    /s/ Martha S. Hayes
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               DONALD C. BUSECK/5/

/s/                                    /s/ Donald C. Buseck
----------------------                 ---------------------------
================================================================================


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

================================================================================
WITNESS:                               MARK S. HAYES/4/

/s/                                    /s/ Mark S. Hayes
----------------------                 ---------------------------
--------------------------------------------------------------------------------

WITNESS:                               DONALD C. BUSECK,
                                       SHAREHOLDERS' REPRESENTATIVE
/s/                                    /s/ Donald C. Buseck
----------------------                 ---------------------------
================================================================================


1 As former holder, prior to the execution of the September 28, 1990 Stock Purchase Agreement, of 50 JMI shares of common stock and joint holder of 100 JMI shares of such stock.

2 As former holder, prior to the execution of the September 28, 1990 Stock Purchase Agreement, of 250 share of common stock of AJH Corporation ("AJH"); as legatee of a portion of the proceeds from the sale of AJH shares formerly held by the Estate of Pauline Hayes; as co-executor of the Estate of Pauline Hayes; as co-trustee of a trust of a portion of the proceeds from the sale of such shares formerly held by such estate, to be established pursuant to the Last Will and Testament, as amended, of Pauline Hayes; as contingent beneficiary of the income from such trust of the proceeds of such sale; and as principal and income beneficiary pursuant to the Irrevocable Trust agreement, dated September 28, 1990, establishing the Hennen Trust.

3 Also known as Aaron John Hayes, Jr. As Co-executor of the Estate of Pauline Hayes; as income and principal beneficiary of the trust of a portion of the proceeds from the sale of the AJH shares formerly held, prior to the execution of the September 28, 1990 Stock Purchase Agreement, by the Estate of Pauline Hayes; and as co-trustee pursuant to the Irrevocable Trust agreement, dated September 28, 1990, establishing the Hennen Trust.

4 As former holder, prior to the execution of the September 28, 1990 Stock Purchase Agreement, of 82 AJH shares of common stock, and as contingent principal beneficiary of the trust of

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

    a portion of the proceeds from the sale of the AJH shares formerly held by the Estate of Pauline Hayes.

5 As co-trustee of the trust of a portion of the proceeds from the sale of AJH shares formerly held by the Estate of Pauline Hayes, to be established pursuant to her Last Will and Testament, and as co-trustee pursuant to the Irrevocable Trust agreement, dated September 28, 1990, establishing the Hennen Trust.

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